Exhibit 10.30
DRESSER-RAND GROUP INC.
AMENDMENT NO. 2 TO
DRESSER-RAND GROUP INC.
2005 DIRECTORS STOCK INCENTIVE PLAN
     WHEREAS, Dresser-Rand Group Inc. (the “Company”) has established and maintains the Dresser-Rand Group Inc. 2005 Directors Stock Incentive Plan (the “Plan”);
     WHEREAS, the Plan has been amended from time to time and further amendment of the Plan now is considered desirable; and
     WHEREAS, the undersigned has been authorized to act on behalf of the Company in adopting a further amendment to the Plan (the “Amendment”).
     NOW, THEREFORE, by virtue and in exercise of the power reserved to the Company’s Board of Directors by Article VI of the Plan, the Plan be and hereby is amended in the following particulars, to be effective as of the date hereof /or/ as of the date the Company’s shareholders approve the Amendment in accordance with Article VI of the Plan:
By amending the definition of “Eligible Director” found at Section 7.1 of the Plan to read as follows:
“Eligible Director” means a director of the Company who is not, at the relevant time, an officer or employee of the Company or any of its Subsidiaries.
     IN WITNESS WHEREOF, the undersigned has executed this document on behalf of the Company, this 12th day of February, 2008.

DRESSER-RAND GROUP INC.
By:
Name:	Mark F. Mai
Title:	Vice President & General Counsel